Exhibit 99.2

ATNA AND CANYON MERGER

A Golden Combination

ATNA RESOURCES LTD

Canyon Resources Corporation

Merging Atna and Canyon benefits shareholders of both companies:

- Creates a strong platform for growth
- A multi-million ounce gold company, highly leveraged to gold price
- Near term gold production at Briggs, Reward and Pinson
- Pipeline of gold exploration and development projects
- Focus on gold production in the western U.S.
- Exceptional management team
- Size and financial strength to ensure continued growth
- Over US$14 million combined cash

Proposed Transaction Details

- Atna - Canyon merger
- Canyon shareholders receive 0.32 shares of Atna for each Canyon share
- Warrants, options and convertible debt become Atna obligations
- Combined Company will trade as Atna Resources TSX:ATN

Timeline

Transaction announcement
Submit Form F-4 Registration Statement to SEC
SEC review, comments and company response
Mail Registration Statement & Proxy
Canyon Shareholder Meeting
Closing of Transaction

	Atna	Canyon	Combined
Shares Outstanding	64.7 million	53 million	81.7 million
Fully Diluted	67.2 million	73.8 million	90.8 million
Cash*	U.S.$ 12.2 M	U.S.$ 4.3 M	U.S.$ 16.5 M
Debt	Nil	U.S. $825,000 6% LT Convertible Debentures	U.S. $825,000 6% LT Convertible Debentures

*As of September 30,2007

Certain forward-looking statements are included in this publication, including statements relating to a proposed transaction between Canyon Resources Corporation and Atna Resources Ltd. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Canyon's and Atna's current expectations regarding the proposed transaction, and speak only as of the date of this publication. Investors are cautioned that all forward-looking statements in this publication involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks and uncertainties include, among other things: (1) that Canyon stockholders will not support or approve the transaction in a timely manner, if at all; (2) that the closing of the transaction could be materially delayed or more costly and difficult than expected; (3) that the final value of the transaction could be adversely affected by changes in stock price of Atna Resources; and/or (4) that the transaction will not be consummated. A full discussion of other known risks and uncertainties regarding Canyon Resources, its business and operations are included in its Annual Report on Form 10-K, for the year ended December 31, 2006, as filed with the SEC, copies of which are available without charge from Canyon Resources. A full discussion of other known risks and uncertainties regarding Atna Resources, its business and operations are included in its Annual Report on Form 20-F, for the year ended December 31, 2006, as filed with the SEC, copies of which are available without charge from Atna Resources. These filings are also available electronically from the SEC web site at www.sec.gov. If any of the events described in those filings were to occur, either alone or in combination, it is likely that Canyon's or Atna's ability to reach the results described in the forward-looking statements could be impaired and Canyon's and/or Atna's stock price could be adversely affected. Neither Canyon Resources or Atna Resources undertake any obligation to update or correct any forward-looking statements included in this publication to reflect events or circumstances occurring after the date of this publication.

Gold Development Focus



WASHINGTON
Seven-Up Pete
MONTANA
OREGON
IDAHO
Pinson
WYOMING
NEVADA
CALIFORNIA
Reward
UTAH
Briggs
ARIZONA

Atna
Pinson

Canyon
Briggs
Reward
Seven Up Pete

Gold Exploration Focus



Jarbidge
Clover
Tuscarora
Elko
Adelaide
Mt. Edna
TJ-DF
Reno
Carson City
Tram
Las Vegas
Searchlight

Atna
Clover
Jarbidge
Searchlight
TJ – DF

Canyon
Adelaide
Tuscarora
Mt. Edna
Tram

Atna
NI43-101

Table of Mineral Resources[(1)]

Cut-off [(2)]	Tons	Grade oz/t	Ounces Au
Measured + Indicated	2,505,000	0.421	1,063,000
Inferred	3,374,000	0.340	1,146,600

[(1)]Project basis: Atna owns 70%, Barrick 30%: Barrick may reverse interest to 30:70 by spending US$30M by April 2009
[(2)]Cut-off 0.20 oz/ton

Canyon
SEC Guide 7

Table of Proven, Probable, and Mineralized Material

Cut-off [(1)]	Tons	Grade g/t	Ounces Au [(3)]
Proven & Probable Reserves	4,338,000	0.030	130,000
Mineralized Material [(2)]	61,782,000	0.031	

[(1)]Cut-off 0.01 – 0.08 oz/ton function of open pit or underground
[(2)]Mineralized material DOES NOT include proven and probable
[(3)]Equity share of in-situ ounces

Proposed Management Structure

- David Watkins, MSc, CEO, Chairman
  40 years of global mining & exploration experience
- James Hesketh, MSc, President & COO
  30 years of banking and global production experience
- David Suleski, BBA, CPA, VP & CFO
  25 years of mining finance and accounting experience
- Bill Stanley, BSc, MBA, VP Exploration
  30 years exploration experience focused in Nevada
- Bonnie Whelan, MBA, Corporate Secretary
  25 years experience in public company administration

Atna Resources Ltd

David Watkins, CEO
Kendra Johnston, Investor Relations
Suite 510, 510 Burrard St
Vancouver, BC
V6C 3A8
Tel: 604-684-2285 Fax: 604-684-8887
Toll Free: 1-800-789-ATNA
www.atna.com

Canyon Resources Corporation

James K. B. Hesketh, President & CEO
Valerie Kimball, Investor Relations
14142 Denver West Parkway, Suite 250
Golden, CO 80401
Tel: 303-278-8464 Fax: 303-279-3772
www.canyonresources.com

Cautionary Note to US Investors:
This publication and other information released by Atna uses the terms "resources", "measured resources", "indicated resources" and "inferred resources". United States investors are advised that, while such terms are recognized and required by Canadian securities laws, the SEC does not recognize them. Under United States standards, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Mineral resources that are not mineral reserves do not have demonstrated economic viability. United States investors are cautioned not to assume that all or any part of measured or indicated resources will ever be converted into reserves. Inferred resources are in addition to measured and indicated resources. Further, inferred resources have a great amount of uncertainty as to their existence and as to whether they can be mined legally or economically. It cannot be assumed that all or any part of the inferred resources will ever be upgraded to a higher category. Therefore, United States investors are also cautioned not to assume that all or any part of the inferred resources exist, or that they can be mined legally or economically.

This publication is not an offer to sell securities or the solicitation of an offer to buy securities. In connection with the proposed transaction, Atna and Canyon intend to file relevant materials with the SEC, including the filing by Atna with the SEC of a Registration Statement on Form F-4 (the "Registration Statement"), which will include a preliminary prospectus and related materials to register the common shares of Atna to be issued in exchange for Canyon common stock. The Registration Statement will incorporate a proxy statement/ prospectus (the "Proxy Statement/Prospectus") that Canyon plans to mail to its stockholders in connection with obtaining approval to the proposed merger. The Registration Statement and the Proxy Statement/Prospectus will contain important information about Canyon, Atna, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by Canyon and Atna through the web site maintained by the SEC at www.sec.gov.